                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                        OF QUARTERLY REPORT ON FORM 10 - QSB
                              OF SIONIX CORPORATION
                      FOR THE PERIOD ENDED December 31, 2006

         The undersigned is the Chief Executive Officer of Sionix Corporation (the "Company"). This certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This certification accompanies the Quarterly Report on Form 10-QSB of the Company for the period ended December 31, 2006 (the "Report").

         I, James J. Houtz, certify that:

         (i) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

         (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification is executed as of June 12, 2007

                                       /s/ James J. Houtz
                                       ------------------
                                       James J. Houtz, Chief Executive Officer